UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2018

KLONDEX MINES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-37563	98-1153397
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6110 Plumas Street, Suite A
Reno, Nevada 89519
(Address of Principal Executive Offices)

(775) 284-5757
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01 Entry into a Material Definitive Agreement.

Klondex Mines Ltd. (the “Company”) is party to a secured revolving facility agreement (the “Facility Agreement”), dated March 23, 2016, between the Company, as borrower, Klondex Canada Ltd., 0985472 B.C. Ltd., Klondex Holdings (USA) Inc., Klondex Midas Holdings Limited, Klondex Midas Operations Inc. and Klondex Gold & Silver Mining Company, each as guarantor (collectively, the “Guarantors,” and together with the Company, the “Obligors”), Investec Bank PLC, as lender and hedge counterparty (in such capacity, the “Lender”) and Investec Bank PLC, as security agent (in such capacity, the “Security Agent,” and together with the Lender and the Obligors, the “Parties”). The Company filed the Facility Agreement, portions of which are subject to a Securities and Exchange Commission order granting confidential treatment under the Securities Exchange Act of 1934, on a Current Report on Form 8-K/A on July 27, 2017.

On February 13, 2018, the Parties entered into an amendment to the Facility Agreement (the “Amendment”) pursuant to which an inventory draw amount of $5 million (subject to certain adjustments) was added to the aggregate amount available to the Company under the Facility Agreement, thereby increasing the aggregate amount from $40 million to $45 million. A preceding amendment on December 21, 2017 had increased the aggregate amount available under the Facility Agreement from $35 million to $40 million.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Item 7.01 Regulation FD Disclosure.

On February 22, 2018, the Company issued a press release announcing an increase to the amount available under the Facility Agreement, and the termination of the gold purchase agreement, dated February 11, 2014, between the Company and Franco-Nevada GLW Holdings Corp., as a result of the parties having completed their obligations under the agreement. The Company also advised that the Company’s President and Chief Executive Officer will participate in the upcoming BMO Capital Markets 27th Global Metals and Mining Conference on February 28, 2018. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release dated February 22, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KLONDEX MINES LTD.

Date: February 23, 2018	By: /s/ Barry Dahl
Name: Barry Dahl
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated February 22, 2018